Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-QSB of Universal Tanning Ventures, Inc. (the “Company”), for the quarterly period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Glen Woods, Chief Executive Officer, President and Principal Financial Officer of the Company, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify, to my knowledge that:

     (1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 15 U.S.C. 78m(a) or 780(d)); and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Glen Woods

Glen Woods
Chief Executive Officer, President and Principal Financial Officer

Dated: August 26, 2003

A signed original of this written statement required by Section 906 has been provided to Universal Tanning Ventures, Inc. and will be retained by Universal Tanning Ventures, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.